UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

Kenexa Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

650 East Swedesford Rd Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On February 11, 2009, Kenexa Corporation, a Pennsylvania corporation (the “Company”) announced its preliminary financial results for the fourth quarter and full year ended December 31, 2008 and certain other information. A copy of Kenexa’s press release and transcript announcing these financial results and certain other information is attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

99.1	Press Release, entitled “Kenexa Announces Preliminary Financial Results for Fourth Quarter and Full Year 2008”, issued by the company on February 11, 2009.

99.2	Transcript used for December 31, 2008 Financial Results conference call on February 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: February 13, 2009	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer
February 13, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, entitled “Kenexa Announces Preliminary Financial Results for Fourth Quarter and Full Year 2008”, issued by the company on February 11, 2009.

99.2	Transcript used for December 31, 2008 Financial Results conference call on February 11, 2009.